FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Fourth Amendment") dated as of June 11, 2002, is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES INC., as Parent, BANK ONE, NA as Agent, WELLS FARGO BANK TEXAS, N.A., as Syndication Agent, WHITNEY NATIONAL BANK, as Documentation Agent, and the lenders party hereto, who agree as follows:

RECITALS

A.    The Borrower, Parent, Agents and the lenders a party thereto (the "Lenders") have executed an Amended and Restated Credit Agreement dated as of December 31, 2000 (as amended to date, the "Credit Agreement") providing for a revolving line of credit of up to $75,000,000, a term loan one in the original principal amount of $50,000,000, and a term loan two in the original principal amount of $32,000,000 (collectively, the "Loans").

B.    Lamb Energy Services, L.L.C. ("Lamb Energy"), as Borrower, Bank One, NA, as agent, and the lenders a party thereto (the "Lamb Energy Lenders") have entered into that certain Credit Agreement dated as of even date herewith (the "Lamb Energy Credit Agreement"), providing for a revolving line of credit of up to $3,000,000 and a term loan in the original principal amount of $12,000,000 (collectively, the "Lamb Energy Loan").

C.    Borrower and Parent have agreed to contribute substantially all of the assets of Tong Rentals and Supply Company, L.L.C. and a $8,897,700 promissory note from Lamb Energy Services, Inc. to Lamb Energy in return for a 50% voting interest and a 54.3% economic interest in Lamb Energy. Lamb Energy shall use the proceeds of the Lamb Energy Loan to finance a distribution to Lamb Energy Services, Inc., one of Borrower's members, and for working capital and general corporate purposes. The Borrower and Parent have agreed to guarantee the Lamb Energy Loan in full, and to grant a security interest in the collateral securing the Credit Agreement to secure up to $7,000,000 of the Lamb Energy Loan, subject to the terms of an intercreditor agreement. The Borrower and the Parent request the Lenders' consent to the foregoing.

D.    Borrower has also requested a modification of the Credit Agreement relating to maximum capital expenditures and the fixed charge coverage ratio, and of certain other provisions relating to transactions with affiliates and the creating of new subsidiaries.

E.    The Agent and the Lenders are willing to accept the Borrower's requests on the terms and conditions set forth below.

F.    Capitalized terms used in this Fourth Amendment and not otherwise defined in this Fourth Amendment shall have the meanings set forth in the Credit Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings herein contained, the Borrower, Parent, Agents and Lenders hereby agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT

Section 1.    Section 1.1 (Definitions of Certain Terms Used Herein) of the Credit Agreement is hereby amended but only to the extent of the following terms:

"Acquisition" means any transaction, or series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business concern or all or substantially all of the assets of any firm, corporation or limited liability company or division thereof that is a going business concern, whether through purchase of assets, merger or otherwise, or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power ) of the outstanding ownership interest of a partnership or limited liability company; "Acquisition" shall not include the formation of a Wholly‑Owned Subsidiary of the Borrower or any Wholly‑Owned Subsidiary of any Wholly‑Owned Subsidiary of the Borrower.

"Intercreditor Agreement" means that certain intercreditor agreement dated as of June 11, 2002 by and between Agents on behalf of the Lenders and Bank One, NA on behalf of the Lamb Energy Lenders regarding the sharing of certain Collateral.

"Lamb Energy" means Lamb Energy Services, L.L.C.

"Lamb Energy Credit Agreement" means that certain Credit Agreement dated as of June 11, 2002 by and among Lamb Energy, Bank One as agent and the Lamb Energy Lenders.

"Lamb Energy Lenders" means those certain Lenders hereof who are parties to the Lamb Energy Credit Agreement.

"Lamb Energy Loans" means a revolving line of credit in the amount of $3,000,000 and a term loan in the original principal amount of $12,000,000 (and all renewals, extensions, amendments and substitutions thereof) made by the Lamb Energy Lenders to Lamb Energy pursuant to the Lamb Energy Credit Agreement.

Section 2.    Section 2.1.2 (a) (Repayment of the Term Loan) of the Credit Agreement is hereby amended to read as follows:

(a)    Term Loan One. Term Loan one shall be repaid in equal consecutive quarterly installments of $2,500,000, payable quarterly, commencing June 30, 2001 and continuing through March 31, 2002 (plus $20,000,000 mandatory prepayment made in March, 2002), and thereafter in equal consecutive quarterly installments of $1,600,000, payable quarterly, commencing June 30, 2002 and continuing each September 30, December 31, March 31 and June 30 thereafter, with a balance of $800,000 being due and payable at the maturity on the Term Loan Termination Date. In addition to the foregoing installment payments, the Borrower may make voluntary prepayments and shall make mandatory prepayments as described in Section 2.7. Term Loan One shall be permanently reduced by the amount of each such installment on the date payment thereof is made hereunder, and no portion of Term Loan One may be reborrowed once it is repaid.

Section 3.    Section 6.11 (b) (Indebtedness) of the Credit Agreement is hereby amended to add a new clause (vii) to read as follows:

(vii)      The guarantee in full of the Lamb Energy Loan by Borrower and Parent, on terms reasonably acceptable to the Agent.

Section 4.    Section 6.15(a) (Liens) of the Credit Agreement is hereby amended to add a new clause (xiii) to read as follows:

(xiii)     Liens securing the Lamb Energy Loans and the guaranty thereof by the Borrower and Parent, subject to the terms of the Intercreditor Agreement, on terms reasonably acceptable to the Agent.

Clause (xiii) is hereby renumbered (xiv).

Section 5.    Section 6.17 (Transactions with Affiliates) of the Credit Agreement is hereby amended and restated to read as follows:

Section 6.17 Transactions with Affiliates. The Borrower and the Parent will not, and will not permit any of the Borrower's Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or Parent's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower, Parent or such Subsidiary then the Borrower, Parent or such Subsidiary would obtain in a comparable arms height and length transaction; and (b) transactions between or among the Borrower and/or the Parent and/or any Wholly‑Owned Domestic Subsidiary of the Borrower and/or Parent.

Section 6.    Section 6.19.4 (Maximum Capital Expenditures) of the Credit Agreement is hereby amended to read as follows:

Section 6.19.4 Maximum Capital Expenditures. The Parent will not permit Capital Expenditures (on a consolidated but non‑cumulative basis) of the Parent, the Borrower and their Subsidiaries (i) during the fiscal year ending December 31, 2001 to be greater than $85,000,000, (ii) during the fiscal year ending December 31, 2002 to be greater than $85,000,000, and (iii) during any fiscal year thereafter to be greater than $35,000,000.

Section 7.    Lamb Energy shall not be considered a Subsidiary of Superior, SESI or SESI's Subsidiaries under the Credit Agreement, unless and until Superior, SESI and/or one or more of SESI's Subsidiaries owns or controls more than 50% of the total voting power of shares of voting stock of Lamb Energy entitled to vote in the election of directors, managers or trustees of Lamb Energy thereof.

II. CONSENTS

Section 1.    The Lenders (i) hereby consent to the contribution of substantially all of the assets of Tong Rentals and Supply Company, L.L.C. to Lamb Energy in return for a 50% voting interest and a 54.3% economic interest in Lamb Energy, and the release of such assets from the security interests for the Secured Obligations (but in return the Borrower will grant a security interest in its 50% membership interest in Lamb Energy as security for the Secured Obligations), (ii) authorize the execution and delivery of the Intercreditor Agreement by the Agent.

III. MISCELLANEOUS

Section 1.    The Borrower and Parent certify and acknowledge that (i) except with respect to date specific representations and warranties, all the representations and warranties made by or on behalf of the Borrower, Parent and Subsidiaries set forth in the Credit Agreement are true and correct, in all material respects, as of the date of this Fourth Amendment; (ii) the Borrower and the Parent are in compliance with all of the covenants, terms and conditions of the Credit Agreement; and (iii) no Unmatured Default or Default has occurred or is continuing.

Section 2.    Each of the Subsidiaries hereby consents to this Fourth Amendment and agrees that its Subsidiary Guaranty in favor of the Agent and the Lenders dated as of December 31, 2000, remains in full force and effect.

Section 3.    The Borrower and the Parent agree to execute (and cause their Subsidiaries) to execute any and all other documents reasonably required by the Agent, including without limitation, the amendment of any Loan Documents, to conform to the provisions of this Fourth Amendment.

Section 4.    The Borrower agrees to pay the Agent, for the ratable benefit of the Lenders, an amendment fee of $95,000 (being 0.10% of the Aggregate Revolving Loan Commitment plus the principal amounts outstanding on Term Loan One), simultaneously with the execution of this Fourth Amendment.

Section 5.    Except as otherwise specifically amended hereby, all of the covenants, terms and conditions of the Credit Agreement shall remain in full force and effect. Any references to the Credit Agreement contained in the Notes or any other Loan Documents shall refer to the Credit Agreement, as amended by this Fourth Amendment.

Section 6.    This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart. This Fourth Amendment shall be effective when it has been executed by the Parent, the Borrower, the Agents and the Lenders.

Section 7.    This Fourth Amendment shall be governed by and construed in accordance with the internal law (but not the law of conflicts) of the State of Louisiana, but giving effect to federal laws applicable to national banks.

IN WITNESS WHEREOF, the Parent, the Borrower, the Agents and the Lenders have executed this Agreement as of the date first above written.

BORROWER:	SESI, L.L.C. By: Superior Energy Services, Inc., Member Manager By: Name: Robert S. Taylor Title: Chief Financial Officer
PARENT:	SUPERIOR ENERGY SERVICES, INC. By: Name: Robert S. Taylor Title: Chief Financial Officer

SUBSIDIARIES:	ACE RENTAL TOOLS, L.L.C
BLOWOUT TOOLS, INC.
CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.
CONNECTION TECHNOLOGY, L.L.C.
DRILLING LOGISTICS, L.L.C.
ENVIRONMENTAL TREATMENT TEAM, L.L.C.
F. & F. WIRELINE SERVICE, L.L.C.
FASTORQ, L.L.C.
H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
NON‑MAGNETIC RENTAL TOOLS, L.L.C.
OIL STOP, L.L.C.
PRODUCTION MANAGEMENT
     INDUSTRIES, L.L.C.
SELIM LLC
SEGEN LLC
STABIL DRILL SPECIALTIES, L.L.C.
SUB‑SURFACE TOOLS, L.L.C.
SUPERIOR ENERGY SERVICES, L.L.C.
TECHNICAL LIMIT DRILLSTRINGS, INC.
WILD WELL CONTROL, INC.
WORKSTRINGS, L.L.C.
1105 PETERS ROAD, L.L.C.

 By:
        Name:  Robert S. Taylor
        Title:    Vice President and Treasurer

HYDRO‑DYNAMICS OILFIELD
CONTRACTORS, INC.

By:
        Name:   Robert S. Taylor
         Title:     Vice President and Treasurer

SE FINANCE LP

By:          SEGEN LLC, its General Partner

               By:
                     Name:  Robert S. Taylor
                     Title:    Manager

AGENT AND LENDER:                                BANK ONE, NA (Chicago Main Office)

    By:
            Name:  Steven D. Nance
            Title:    Vice President

SYNDICATION AGENT AND LENDER:        WELLS FARGO BANK TEXAS, N.A.

                                                                            By:
                                                                                   Name:
                                                                                   Title:

DOCUMENTATION AGENT AND LENDER:    WHITNEY NATIONAL BANK

                                                                                 By:
                                                                                        Name:
                                                                                        Title:

LENDER:                                                                 CREDIT SUISSE FIRST BOSTON

  By:
  Name:
   Title:

LENDER:                                                                   HIBERNIA NATIONAL BANK

   By:
    Name:
    Title:

LENDER:                                                                     PNC BANK, NATIONAL ASSOCIATION

    By:
     Name:
     Title:

LENDER:                                                                     BANK OF SCOTLAND

     By:
      Name:
      Title:

LENDER:                                                                      UNION PLANTERS BANK

                                                                                      By:
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LENDER:                                                                      NATEXIS BANQUES POPULAIRES

      By:
      Name:
      Title:

      By:
      Name:
      Title:

LENDER:                                                                      DRESDNER BANK LATEINAMERIKA AG;
                                                                                      Miami Agency

                                                                                      By:
                                                                                              Name:
                                                                                             Title:

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